UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2019

K12 Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.      Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of K12 Inc. (the “Company”) was held on December 13, 2019.  The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to this meeting, which describe in detail each of the three proposals submitted to stockholders at the meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal 1:  Election of Directors

The nine nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Aida M. Alvarez	33,973,088	408,055	2,174,042
Craig R. Barrett	34,230,075	151,068	2,174,042
Guillermo Bron	33,651,207	729,936	2,174,042
Robert L. Cohen	34,289,957	91,186	2,174,042
Nathaniel A. Davis	33,181,279	1,199,864	2,174,042
John M. Engler	33,725,310	655,833	2,174,042
Steven B. Fink	33,330,120	1,051,023	2,174,042
Robert E. Knowling, Jr.	33,692,332	688,811	2,174,042
Liza McFadden	34,291,841	89,302	2,174,042

Proposal 2:  Advisory Vote to Approve Executive Compensation

The compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement, was approved on an advisory basis (non-binding). There were 32,483,694 votes for, representing 94.48% of those shares voting and eligible to vote, 1,809,640 votes against, representing 5.26% of those shares voting and eligible to vote, 87,809 abstentions, representing 0.26% of those shares voting and eligible to vote, and 2,174,042 broker non-votes with respect to this proposal. Broker non-votes are not included in the tabulation of voting results for this proposal.

Proposal 3:  Ratification of Appointment of Independent Auditor

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 was ratified with 36,397,333 votes for, representing 99.57% of those shares voting and eligible to vote, 90,760 votes against, representing 0.25% of those shares voting and eligible to vote, 67,092 abstentions, representing 0.18% of those shares voting and eligible to vote, and no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

Date: December 18, 2019	By: /s/Vincent W. Mathis
	Name:	Vincent W. Mathis
	Title:	Executive Vice President, General Counsel and Secretary